                                                                   Exhibit 10.70



SILICON VALLEY BANK


                       AMENDMENT TO OVERADVANCE LC RIDER



BORROWER:     PROXIM CORPORATION

DATED AS OF:  AS OF OCTOBER 31, 2004


     This Amendment to Overadvance LC Rider is entered into between Silicon Valley Bank ("Bank") and the borrower named above ("Borrower"), with reference to the following facts:

     Bank and the Borrower are parties to the following: the Loan and Security Agreement between them, dated December 27, 2002 (the "Loan Agreement"), the Accounts Receivable Financing Agreement dated June 13, 2003 (the "Accounts Agreement"), the Amended Overadvance LC Rider dated October 31,2003 to the Accounts Agreement (the "Overadvance LC Rider"), and the documents, instruments and agreements relating thereto (with the Loan Agreement, the Accounts Agreement, and the Overadvance LC Rider, collectively, the "Loan Documents"), (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Accounts Agreement.)

     The parties agree as follows:

     1. EXTENSION. Section 2(a) of the Overadvance LC Rider, is amended by replacing the date "October 31, 2004" therein with the date "November 30, 2004", so that it reads as follows:

            "(a) Overadvance LCs may be outstanding only during the period from the date hereof to the earlier of the following (the "Overadvance Maturity Date"): November 30, 2004 or the date the Accounts Agreement terminates by its terms or is terminated by any party in accordance with its terms."

     2. FEE. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $5,000, which is fully earned on the date hereof, is non-refundable and is in addition to all interest and other fees and charges payable to Silicon. Silicon is authorized to charge said fee to Borrower's loan account or to any of Borrower's deposit accounts.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Accounts Agreement, as amended hereby, and the other Loan Documents (other than the Loan Agreement, the representations in which were replaced by those in the Accounts Agreement) are true and correct.

     4. GENERAL PROVISIONS. This Amendment, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings

SILICON VALLEY BANK                                                    AMENDMENT
--------------------------------------------------------------------------------

between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Overadvance LC Rider, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Overadvance LC Rider as of the date first above written.

 Borrower:                                     Bank:

 PROXIM CORPORATION                            SILICON VALLEY BANK

By /s/ Michael D. Angel                        By /s/ Maria Fischer Leaf
   ---------------------------                    ------------------------------
   President or Vice President                 Title Senior Relationship Manager
                                                     ---------------------------


                                    CONSENT

     Each of the undersigned acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Proxim Wireless Networks, Inc.                   Wirelesshome Corporation

By /s/ Michael D. Angel                          By /s/ Michael D. Angel
   ---------------------------                      ----------------------------
Name Michael D. Angel                            Name Michael D. Angel
     -------------------------                        --------------------------
Title CEO                                        Title CEO
      ------------------------                         -------------------------


Proxim International Holdings, Inc.
(formerly Western Multiplex International
Holdings, Inc.)

By /s/ Michael D. Angel
   ---------------------------
Name Michael D. Angel
     -------------------------
Title CEO
      ------------------------


                                      -2-